Exhibit 99.1

PROJECT DERBY: PRESS RELEASE

Atmus Filtration Technologies to Acquire Koch Filter Corporation

Establishes Industrial Air Filtration Platform and Provides Access to Established Customer Base Across Growing End-Markets, Including Commercial and Industrial HVAC, Data Centers and Power Generation

NASHVILLE, Tenn., November 24, 2025 – Atmus Filtration Technologies Inc. (“Atmus”; NYSE: ATMU), a global leader in filtration and media solutions, today announced that it has entered into a definitive agreement to acquire Koch Filter Corporation (“Koch Filter”), a manufacturer of essential air filtration solutions for growing end-markets, including industrial and commercial HVAC, data centers and power generation, from Air Distribution Technologies, Inc. (“ADTI”), a portfolio company of Truelink Capital, for $450 million in cash, subject to customary adjustments. Koch Filter generated $156 million in revenue in the 2025 fiscal year ended September 30, 2025.

The transaction is expected to be accretive to Atmus’ Adjusted EPS and Adjusted EBITDA margin in 2026 and achieve high-single-digit ROIC by 2028. The purchase price represents a 13.9x multiple based on Koch Filter’s Adjusted EBITDA* for the 2025 fiscal year ended September 30, 2025. When adjusted for the present value of expected tax benefits, the net transaction value is approximately $395 million, a 10.9x multiple after adjusting for tax benefits and cost synergies.

“The acquisition of Koch Filter will accelerate Atmus’ growth by expanding into the industrial air filtration market, including the growing industrial and commercial HVAC, data center and power generation end-markets,” said Steph Disher, Chief Executive Officer of Atmus. “The Koch Filter team brings to Atmus deep, established customer relationships, extensive industry experience and a leading portfolio of consumable mission-critical products. Combining these strengths with our global footprint and expertise in media design positions our company to unlock growth opportunities.”

Koch Filter’s comprehensive portfolio spans a wide range of filters, including HVAC, HEPA, carbon, and specialty filtration systems, all engineered to improve indoor air quality and optimize system performance. With a focus on reliability and customer service, Koch Filter provides products and expertise that help protect people, equipment and environments from airborne contaminants. Koch Filter, which was founded in 1966, is headquartered in Louisville, Kentucky and operates from sites across the U.S.

The transaction is expected to be funded through a combination of cash on hand and borrowings under Atmus’ credit facility, including through a potential upsize of that credit facility. It is expected to close in the first quarter of 2026, subject to the satisfaction or waiver of customary closing conditions.

Advisors

Benesch is serving as the legal advisor and Jefferies LLC is serving as the financial advisor to Atmus. Lincoln International LLC is serving as the financial advisor to Air Distribution Technologies and Truelink Capital.

About Atmus Filtration Technologies Inc.

Atmus Filtration Technologies Inc. is a global leader in filtration and media solutions. For more than 65 years, the company has combined its culture of innovation with a rich history of designing and manufacturing filtration solutions. With a presence on six continents, Atmus serves customers across truck, bus, agriculture, construction, mining, marine and power generation vehicle and equipment markets, along with providing comprehensive aftermarket support and solutions. Headquartered in Nashville, Tennessee (U.S.), Atmus employs approximately 4,500 people globally who are committed to creating a better future by protecting what is important. Learn more at https://www.atmus.com.

Investor relations:

Todd Chirillo
investor.relations@atmus.com

Media relations:

Keri Moenssen
media.inquiries@atmus.com

*Use of Non-GAAP Information

We refer to certain non-GAAP financial measures in this press release, including Koch Filter’s Adjusted EBITDA.

Koch Filter’s Adjusted EBITDA, a metric prepared by Koch Filter and adjusts for certain items made by Koch Filter in its discretion. These adjustments differ from the adjustments that Atmus makes in calculating its non-GAAP financial measures.

Koch Filter’s Adjusted EBITDA has not been calculated in accordance with the rules governing pro forma calculations as set forth by the Securities and Exchange Commission and has not been audited. Quantitative reconciliations cannot be provided as this metric has been calculated by Koch Filter.

These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, Atmus’ or Koch Filter’s financial measures as prepared in accordance with GAAP. Atmus’ or Koch Filter’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies and may not be comparable.

Material limitations associated with the use of such measures include that they do not reflect all period costs included in operating expenses and may not be comparable with similarly named financial measures of other companies. Furthermore, the calculations of these non-GAAP financial measures are based on subjective determinations of Koch Filter regarding the nature and classification of events and circumstances that the investor may find material and view differently.

Forward-Looking Statements

This press release includes express or implied forward-looking statements. Forward-looking statements include all statements that are not historical facts including those that reflect Atmus’ current views with respect to, among other things, (i) Atmus’ ability to timely close on the transaction, (ii) Atmus’ ability to finance the transaction, (iii) the expected financial performance of Koch Filter, (iv) the anticipated cost synergies from the transaction, and (v) the estimated tax benefits from the transaction. The words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” the negative version of these words or similar terms and phrases may identify forward-looking statements in this press release, but the absence of these words does not mean that a statement is not forward-looking.

Actual results may differ materially from Atmus’ expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory, and other factors, many of which are beyond Atmus’ control. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding the outlook for Atmus’ future business and financial performance, discussions of future operations, Atmus’ strategy for growth and market position. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. If the underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, Atmus’ actual outcomes, results and financial condition may differ materially from what is expressed, implied or forecasted in such forward-looking statements. Risks and uncertainties include, but are not limited to, those reflected in Part I, Item 1A, “Risk Factors,” and elsewhere in Atmus’ Annual Report on Form 10-K for Atmus’ fiscal year ended December 31, 2024, in Atmus’ Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025, and also as may be described from time to time in future reports we file with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements made herein are made only as of the date hereof and we undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We may not actually achieve the plans, intentions or expectations disclosed in Atmus’ forward-looking statements and you should not place undue reliance on Atmus’ forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as may be required by any applicable law.